As filed with the Securities and Exchange Commission on August 9, 2005

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM S-8
________________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

GOLD RESERVE INC.
(Exact name of registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation or organization)

N/A
(I.R.S. Employer Identification No.)

926 West Sprague Avenue, Suite 200 Spokane, Washington
(Address of principal executive offices)

99201(Zip Code)

GOLD RESERVE KSOP PLAN
(Full title of the plan)

ROCKNE J. TIMM
926 West Sprague Avenue, Suite 200,
Spokane, Washington 99201
(509) 623-1500
(Name, address and telephone number,
including area code, of agent for service)

with a copy to:
JONATHAN B. NEWTON
Baker & McKenzie
Pennzoil Place
711 Louisiana, Suite 3400
Houston, Texas 77002
(713) 427-5000

CALCULATION OF REGISTRATION FEE
                                                    Proposed
Title of each                       Proposed        maximum
class of                            maximum         aggregate     Amount of
securities to      Amount to be     offering price  offering      registration
be registered(1)   registered       per share(2)    price(2)      fee

Class A Common
 Shares,
  no par value     75,000 Shares    $3.45           $258,750      $30.45

Class A Common
 Share Purchase
  Rights           75,000 Rights    N/A             N/A           N/A(3)


(1)	The Class A Common Shares, no par value per share (the "Class A Common
Shares"), of Gold Reserve Inc. (the "Company") being registered hereby relate to the Fourth Amended and Restated Gold Reserve Inc. 1997 Equity Incentive Plan (the "1997 Plan"). Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional Class A Common Shares and associated Class A
Common Share Purchase Rights as may become issuable pursuant to the anti-dilution provisions of the Plan.

(2)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) promulgated under the Securities Act on the basis of the average of the high and low per share prices of the Class A Common Shares on August 5, 2005, as reported on the American Stock Exchange.

(3)	In accordance with Rule 457(g), no additional registration fee is required in respect of the Class A Common Share Purchase Rights.


Incorporation by Reference

The issuance of the additional 75,000 Class A Common Shares, and Class A Common Share Purchase Rights attaching to such shares, being registered hereby was approved pursuant to the terms of the Plan by the Board of Directors and shareholders of the Company on March 29, 2005 and June 2, 2005, respectively. Pursuant to Instruction E of Form S-8, the contents of the following Registration Statements on Form S-8 of (1) Gold Reserve Corporation, as assumed by the Company as successor issuer, as filed with the Securities and Exchange Commission: (a)Registration Statement on Form S-8 (Registration No. 033-61113), as amended; (b)Registration Statement on Form S-8 (Registration No. 033-58700), as amended; (c)Registration Statement on Form S-8 (Registration No. 033-69912), as amended; and (d)Registration Statement on Form S-8 (Registration No. 033-35595); and (2) the Company as filed with the Securities and Exchange Commission; (a) Registration Statement on Form S-8 (Registration No. 333-119038), as amended; (b) Registration Statement on Form S-8 (Registration No. 333-110928), as amended; (c) Registration Statement on Form S-8 (Registration No. 333-96917), as amended;
(d) Registration Statement on Form S-8 (Registration No. 333-65250), as amended; and (e) Registration Statement on Form S-8 (Registration No. 333-92587), as amended are incorporated herein by reference.

Item 8.	Exhibits

The following are filed as exhibits to this Registration Statement:

Exhibit
Number             Description

4.1 Gold Reserve KSOP Plan (incorporated by reference to Exhibit No. 4.1 to the Company's Registration Statement on Form S-8
      (Registration No. 333-110928) filed with the Securities and Exchange Commission on December 4, 2003)

4.2 Amendment Number One to Gold Reserve KSOP Plan (incorporated by reference to Exhibit No. 4.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-110928) filed with the Securities and Exchange Commission on December 4, 2003)

4.3 Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit No. 3.1 to the Proxy Statement/Joint Prospectus included as part of the Company's Registration Statement on Form S-4 (Registration No. 333-68061) filed with the Securities and Exchange Commission on November 27, 1998)

4.4 Bylaws of the Company (incorporated by reference to Exhibit No. 3.2 to the Proxy Statement/Joint Prospectus included as part of the Company's Registration Statement on Form S-4 (Registration
      No. 333-68061) filed with the Securities and Exchange Commission on November 27, 1998)

4.5 Shareholder Rights Plan Agreement (as Amended) of the Company (including form of Rights Certificate) (incorporated by reference to Exhibit No. 3 to the Company's Registration Statement on
      Form 8-A (File No. 001-31819) filed with the Securities and Exchange Commission on October 2, 2003)

4.6 Form of Certificate for the Class A Common Shares (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-4 (Registration No. 333-68061) filed with the Securities and Exchange Commission on November 27, 1998)

4.7   Form of Change in Control Agreement (incorporated by reference to
      Exhibit 4.0 to the Companyis Annual Report on Form 20-F
      (File No 000-30102) filed with the Securities and Exchange
      Commission on May 9, 2003)

5.1   Opinion of Austring, Fendrick, Fairman & Parkkari *

23.1  Consent of Austring, Fendrick, Fairman & Parkkari (see Exhibit 5.1)*

23.2  Consent of PricewaterhouseCoopers LLP*

23.3  Consent of Pincock Allen & Holt*

23.4  Consent of  Aker Kvaerner Metals, Inc.*

23.5  Consent of Vector Colorado LLC*

23.6  Consent of AATA International, Inc.*

23.7  Consent of Neil S. Seldon & Associates Ltd.*

23.8  Consent of SGS Lakefield Research*

24.1  Power of Attorney (included on the signature
      page of the Registration Statement)*
________________
*	Filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Spokane, State of Washington, on August 9, 2005.

GOLD RESERVE INC.

By:    /s/ Rockne J. Timm
	     ROCKNE J. TIMM
	     Chief Executive Officer and Director


POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and appoints Rockne J. Timm as his attorney-in-fact to sign on his behalf individually and in the capacity stated below all amendments and post-effective amendments to this Registration Statement as that attorney-in-fact may deem necessary or appropriate.

Signature                         Title                         Date

                             Chief Executive Officer
/s/ Rockne J. Timm           (Principal Executive Officer)
    ROCKNE J. TIMM           and Director                   August 9, 2005

                             Vice President Finance and
                             Chief Financial Officer
/s/ Robert A. McGuinness     (Principal Financial and
    ROBERT A. McGUINNESS     Accounting Officer)            August 9, 2005

/s/ A. Douglas Belanger
    A. DOUGLAS BELANGER      President and Director         August 9, 2005

/s/ James P. Geyer           Senior Vice President
    JAMES P. GEYER           and Director                   August 9, 2005

/s/ John N. Galbavy          Vice President
    JOHN N. GALBAVY          Chief Legal officer            August 9, 2005

/s/ James H. Coleman
    JAMES H. COLEMAN         Chairman of the Board          August 9, 2005

/s/ Patrick D. McChesney
    PATRICK D. McCHESNEY     Director                       August 9, 2005

/s/ Chris D. Mikkelsen
    CHRIS D. MIKKELSEN       Director                       August 9, 2005

/s/ Jean Charles Potvin
    JEAN CHARLES POTVIN      Director                       August 9, 2005

Exhibit
Number             Description

4.1 Gold Reserve KSOP Plan (incorporated by reference to Exhibit No. 4.1 to the Company's Registration Statement on Form S-8
      (Registration No. 333-110928) filed with the Securities and Exchange Commission on December 4, 2003)

4.2 Amendment Number One to Gold Reserve KSOP Plan (incorporated by reference to Exhibit No. 4.2 to the Company's Registration Statement on Form S-8 (Registration No. 333-110928) filed with the Securities and Exchange Commission on December 4, 2003)

4.3 Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit No. 3.1 to the Proxy Statement/Joint Prospectus included as part of the Company's Registration Statement on Form S-4 (Registration No. 333-68061) filed with the Securities and Exchange Commission on November 27, 1998)

4.4 Bylaws of the Company (incorporated by reference to Exhibit No. 3.2 to the Proxy Statement/Joint Prospectus included as part of the Company's Registration Statement on Form S-4 (Registration
      No. 333-68061) filed with the Securities and Exchange Commission on November 27, 1998)

4.5 Shareholder Rights Plan Agreement (as Amended) of the Company (including form of Rights Certificate) (incorporated by reference to Exhibit No. 3 to the Company's Registration Statement on
      Form 8-A (File No. 001-31819) filed with the Securities and Exchange Commission on October 2, 2003)

4.6 Form of Certificate for the Class A Common Shares (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-4 (Registration No. 333-68061) filed with the Securities and Exchange Commission on November 27, 1998)

4.7   Form of Change in Control Agreement (incorporated by reference to
      Exhibit 4.0 to the Companyis Annual Report on Form 20-F
      (File No 000-30102) filed with the Securities and Exchange
      Commission on May 9, 2003)

5.1   Opinion of Austring, Fendrick, Fairman & Parkkari *

23.1  Consent of Austring, Fendrick, Fairman & Parkkari (see Exhibit 5.1)*

23.2  Consent of PricewaterhouseCoopers LLP*

23.3  Consent of Pincock Allen & Holt*

23.4  Consent of  Aker Kvaerner Metals, Inc.*

23.5  Consent of Vector Colorado LLC*

23.6  Consent of AATA International, Inc.*

23.7  Consent of Neil S. Seldon & Associates Ltd.*

23.8  Consent of SGS Lakefield Research*

24.1  Power of Attorney (included on the signature
      page of the Registration Statement)*
________________
*	Filed herewith.




EXHIBIT 5.1



AUSTRING, FENDRICK, FAIRMAN & PARKKARI
BARRISTERS & SOLICITORS

LORNE N. AUSTRING          DEBRA L. FENDRICK
H. SHAYNE FAIRMAN          KEITH D. PARKKARI        3081 Third Avenue
GREGORY A. FEKETE          PETER MORAWSKY           Whitehorse, Yukon
JESSICA E. SISK ROEHLE     ANNA J. PUGH                       Y1A 4Z7


                                                PHONE: (867) 668-4405
                                                  FAX: (867) 668-3710
                                             E-MAIL:  gf@lawyukon.com
June 7, 2005

Gold Reserve Inc.
926 West Sprague Avenue, Suite 200
Spokane, Washington
99201 USA

Dear Sirs/Mesdames:

Re:	Securities and Exchange Commission Form S-8

We are Yukon counsel to Gold Reserve Inc., a corporation incorporated under the laws of the Yukon Territory (the "Company"). The Company intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") on Form S-8 under the Securities Act of 1933, as amended (the "Act"). The Registration Statement covers (a)75,000 Class A Common Shares, no par value per share, of the Company (the "Class A Common Shares"), including the Class A Common Share Purchase Rights attaching to such shares pursuant to that certain Shareholder Rights Plan Agreement, dated as of June 11, 2003, between the Company and Computershare Trust Company of Canada (the "Rights Agreement"), which shall be issued pursuant to the Gold Reserve KSOP Plan, as amended (the "Plan"), and (b)such additional Class A Common Shares as may become issuable pursuant to the anti-dilution provisions of the Plan (such shares are collectively referred to as the "Securities").

In rendering this opinion we have examined such corporate records, documents and instruments of the Company and such certificates of public officials, have received such representations from officers of the Company, and have reviewed such questions of law as in our judgment are necessary, relevant or appropriate to enable us to render the opinion expressed below. In such examination, we have assumed the genuineness of all signatures, the authenticity of all corporate records, documents and instruments submitted to us as originals, the conformity to original documents of all documents submitted to us as conformed, certified or photostatic copies thereof, and the authenticity of the originals of such conformed, certified or photostatic copies.

Based upon such examination and review and upon representations made to us by officers of the Company, we are of the opinion that upon issuance and delivery of the Securities in accordance with the terms and conditions of the Plan and, as appropriate, the Rights Agreement, and upon receipt by the Company of the full consideration for the Securities as determined pursuant to the Plan and, as appropriate, the Rights Agreement, the Securities will be validly issued, fully paid and non-assessable.

This firm consents to the filing of this opinion as an exhibit to the Registration Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required by Section 7 of the Act or the rules and regulations of the Commission thereunder. Yours truly,

s/ Austring, Fendrick, Fairman & Parkkari


EXHIBIT 23.2
--------


Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Gold Reserve KSOP Plan) of our report dated February 18, 2005 relating to the consolidated financial statements of Gold Reserve Inc., which appears in Gold Reserve Inc.is Annual Report on Form 20-F for the year ended December 31, 2004.


s/ PricewaterhouseCoopers LLP
   Vancouver, B.C., Canada
   August 3, 2005



EXHIBIT 23.3
--------

Consent of Pincock, Allen & Holt


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Gold Reserve KSOP Plan) to references to this firm, which appear in Gold Reserve Inc.is Annual Report on Form 20-F for the year ended December 31, 2004. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


/s/ 	Pincock, Allen & Holt.
      August 1, 2005



EXHIBIT 23.4
--------

Consent of Aker Kvaerner Metals, Inc.


Aker Kvaerner Metals, Inc. (Aker Kvaerner) does hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Gold Reserve KSOP Plan), filed with the Securities and Exchange Commission on or about August 31, 2005, to references to this firm which appear on Form 20-F of Gold Reserve Inc.'s Annual Report for the year ended December 31, 2004, subject in connection with any such references to a certain feasibility study prepared by Aker Kvaerner for Gold Reserve Inc. (the Company) to, among others, the following qualifications: (a) Aker Kvaerner's preparation of such feasibility study did not require Aker Kvaerner, and Aker Kvaerner did not so undertake, to confirm the accuracy of information and data supplied by the Company or third parties; (b) Aker Kvaerner did not in such feasibility study attest to or assume responsibility for (i) the accuracy of information and data supplied by the Company or third parties or (ii) the accuracy of any recommendations or opinion contained in the feasibility study that are based in whole or part on information and data supplied by the Company or third parties; and (c) Aker Kvaerner's recommendations and opinions contained in the feasibility study assume that unknown, unforeseeable, or unavoidable events, which may adversely affect the cost, progress, scheduling or ultimate success of the Brisas Project, will not occur. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


/s/ 	Aker Kvaerner Metals, Inc.
      August 5, 2005



EXHIBIT 23.5
--------

Consent of Vector Colorado LLC


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Gold Reserve KSOP Plan) to references to this firm, which appear in Gold Reserve Inc.is Annual Report on Form 20-F for the year ended December 31, 2004. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


/s/ 	Vector Colorado LLC
      August 1, 2005



EXHIBIT 23.6
--------

Consent of AATA International, Inc.


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Gold Reserve KSOP Plan) to references to this firm, which appear in Gold Reserve Inc.is Annual Report on Form 20-F for the year ended December 31, 2004. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


/s/ 	AATA International, Inc.
      July 29, 2005



EXHIBIT 23.7
--------

Consent of Neil S. Seldon & Associates Ltd.


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Gold Reserve KSOP Plan) to references to this firm, which appear in Gold Reserve Inc.is Annual Report on Form 20-F for the year ended December 31, 2004. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


/s/ 	Neil S. Seldon & Associates Ltd.
      August 2, 2005



EXHIBIT 23.8
--------

Consent of SGS Lakefield Research



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (Gold Reserve KSOP Plan) to references to this firm, which appear in Gold Reserve Inc.is Annual Report on Form 20-F for the year ended December 31, 2004. In giving this consent, we do not thereby admit that we are an "expert" within the meaning of the Securities Act of 1933, as amended.


/s/ 	SGS Lakefield Research
      August 2, 2005